Principal Funds, Inc.

Supplement dated August 5, 2016
to the Statutory Prospectus dated March 1, 2016
(as supplemented on March 9, 2016, March 18, 2016, May 2, 2016, May 31, 2016,
June 17, 2016, June 30, 2016, and July 29, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR MONEY MARKET FUND
Delete the last paragraph under Purchase and Sale of Fund Shares and replace with the following:

The Money Market Fund will be operated as a retail money market fund, as such, it has adopted policies and procedures reasonably designed to limit all beneficial owners to natural persons. Effective August 5, 2016, new sales or exchanges into the Money Market Fund by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary) will not be allowed. Additionally, on October 7, 2016, the Money Market Fund will involuntarily redeem shares owned by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary). See the section Purchase of Fund Shares for additional information.

PURCHASE OF FUND SHARES

On pages 388-389, under Eligible Purchasers, delete the Money Market Fund section and replace with the following:

Money Market Fund
The Money Market Fund intends to qualify as a retail money market fund on or before October 14, 2016.

Retail Money Market Funds
Money market funds that qualify as retail money market funds will be permitted to continue to use amortized cost to value their portfolio securities and to transact at their existing $1.00 share price. The Money Market Fund plans to continue to operate with its existing intention to maintain a $1.00 stable NAV.

Natural Persons. Retail money market funds must adopt policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons (whether investing directly or through an intermediary). A natural person is an individual human being with sole or shared voting and/or investment power over the investment. The Money Market Fund has adopted such policies and procedures.

Effective August 5, 2016, new sales or exchanges into the Money Market Fund by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary) will not be allowed. Additionally, on October 7, 2016, the Money Market Fund will involuntarily redeem shares owned by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary). After October 7, 2016, if non-natural persons are invested (whether investing directly or through an intermediary) in the Money Market Fund, the Money Market Fund will involuntarily redeem those investors. The Money Market Fund will provide 60-days advance notice prior to involuntarily redeeming shares owned by investors who do not meet the definition of a natural person (whether investing directly or through an intermediary).

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